UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

ULTRALIFE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 332-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2010, Ultralife Corporation (the “Company”) received notice from Daniel W. Christman that he would retire from the Company’s board of directors at the close of business March 24, 2010. At the time of his retirement, Mr. Christman served as chair of the board of directors. On March 25, 2010, the board of directors elected Bradford T. Whitmore to replace Mr. Christman as chair of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2010	ULTRALIFE CORPORATION

/s/ Peter F. Comerford
Peter F. Comerford
Vice President of Administration and General Counsel